UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2013

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedule of Investments	23

Financial Statements	30

Financial Highlights	34

Notes to the Financial Statements	40

Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest in a relatively small number of issuers, the Fund is subject to greater risk of loss.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 40+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Equity

International Funds

Market Review

International equities rallied during the six-month period ended April 30, 2013 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 16.90%.* The commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan was one of the biggest drivers of equity markets during the Reporting Period and contributed to particularly strong returns amongst financials stocks.

Japanese equities surged during the Reporting Period and led returns within the MSCI EAFE Index. Japan’s Liberal Democratic Party returned to power late in 2012 after campaigning on a platform of establishing an inflation target and weakening the yen. Once elected, Japan’s new prime minister, Shinzo Abe, followed through on setting an inflation target, while the new head of the Bank of Japan, Haruhiku Kuroda, announced a decision to double Japan’s monetary base. The yen subsequently weakened to its lowest level against the U.S. dollar in four years. The sharp rally in Japanese equity markets reflected optimism that the aggressive policies from its government and central bank would end deflation and stimulate Japan’s economy. In addition, the Japanese equity market responded positively to the weaker yen, which benefits Japan’s export-oriented economy.

European equities advanced solidly, generally reflecting optimism regarding Europe’s ability to work through its debt issues, despite some volatility during the Reporting Period driven by a banking crisis in Cyprus and by Italy’s political stalemate. In April 2013, the International Monetary Fund (“IMF”) lowered slightly its forecast for the Eurozone to a 0.3% contraction in economic growth for calendar year 2013. Other lackluster economic data points for Europe during April 2013 fueled speculation that the European Central Bank (“ECB”) would cut interest rates in early May 2013. Such speculation boosted equity markets broadly and financials stocks in particular. Additionally, a previously well-regarded academic paper linking lower debt-to-GDP ratios and economic growth was repudiated, leading equity markets to reflect the possibility of less austerity in Europe’s future.

For the Reporting Period overall, the consumer discretionary and financials sectors drove international equity market performance, followed closely by health care and information technology. Energy, materials and utilities were the weakest sectors, posting positive but more muted returns. From a country perspective, Japan was the best performer, followed by Greece, Switzerland and New Zealand. Israel, Norway, Italy and the U.K. each posted positive returns during the Reporting Period, but lagged the MSCI EAFE Index most.

Looking Ahead

We believe we will continue to see below-trend global GDP growth for 2013.1 However, we also believe there are companies in all regions of the world that can potentially grow faster than the global GDP average and stocks that will return more than the broader market averages. Looking ahead, we expect our stock selection to reflect two main themes. First, we intend to seek investments in the highest portion of the value chain. We favor business models that can win in a variety of market conditions, have high barriers to entry and/or less risk. An important part of our stock selection process also considers these top companies in light of potential alternatives in other industries, sectors and regions.

*All	index returns are expressed in U.S. dollar terms.

[1]Source:	The Outlook for 2013 and 2014. Office of the Chairman, GSAM (Nov 2012)

MARKET REVIEW

Secondly, we are looking to gain exposure to secular growth. Many qualities of a good business offer secular growth opportunities — a specialized niche, a strong brand, new technology or potential for market penetration, market share gains or new end markets. These advantages often translate to premium valuations on near-term earnings. However, we are only willing to pay for this growth potential when we judge it to be sustainable and when it is coupled with high returns on capital, particularly in light of modest global GDP growth and corporate earnings outlooks. In this transitioning world, we believe companies with secular growth are likely to be better able to retain margins, which, in our view, are peaking for many other firms. We believe companies that can better protect profits are those that may be rewarded.

Not surprisingly, companies with secular growth are often benefitting from broader secular growth trends that cut across almost all industries and regions of the world. Two of the biggest themes currently expressed in our Funds’ portfolios are the expansion of the growth markets’ middle class and the growing demand for mobile data.

Going forward, we believe equities are likely to look attractive versus other asset classes, as we expect interest rates to remain low in light of modest expectations for global economic growth. In addition, we think companies may take advantage of low financing rates and put high levels of cash to work via mergers and acquisitions, further supporting valuations. Overall, we have positioned our Funds’ portfolios with what we consider to be many higher quality stocks. We believe their better growth profiles and business models can drive returns in a market without a strong macro catalyst.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Concentrated International

Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 15.44%, 14.97%, 15.02%, 15.66%, 15.38% and 15.60%, respectively. These returns compare to the 16.90% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were BG Group, CGG and BNP Paribas.

BG Group, a U.K. company that specializes in the exploration, production, transmission and distribution of gas, oil and liquefied natural gas, was the biggest detractor from the Fund’s results during the Reporting Period. Its shares fell significantly in October 2012 following a profit warning and an announcement that the company’s production growth rate would be flat in 2013. Our investment thesis for BG Group is that we believe it has the best organic growth potential amongst the global oil majors, mainly driven by developments in Brazil and Australia. The company attributed the slide in its production outlook to a series of delays on projects in the North Sea, Egypt, the U.S. and Brazil. While we were disappointed by the news and by the company’s stock performance, we believe that production expectations for 2013 and beyond remain intact. We think the market overreacted to the company’s news, but we continue to monitor the situation.

CGG, a French-based seismic company, detracted from the Fund’s relative performance. A new purchase for the Fund during the Reporting Period, our investment thesis for CGG is based on what we see as the cyclical upturn in demand for marine seismic services over the next few years, driven by limited new capacity. However, due to recent delays in licensing in markets such as Brazil, the rate of upturn lagged market expectations. The story has been further complicated by CGG’s acquisition of the seismic business from oilfield services firm Fugro and by the fact that Fugro’s seismic business has disappointed due to the uncertainty with customers regarding this acquisition. We expect to see improvement in CGG’s results during the second half of 2013, with stronger multi-client sales, seismic pricing/utilization, equipment sales with new products and potential integration issues completed.

French-based financial services firm BNP Paribas, one of the largest banks in Europe, disappointed, with its lagging performance primarily attributable to February and March 2013 when concerns renewed about the European banking sector following the bail-out of Cyprus and its banks. Although regulatory pressures are not going to go away, we believe BNP Paribas, a newly established position for the Fund during the Reporting Period, is a strong bank that can adapt to any environment, including a no or slow growth one, and create value for its shareholders. We see BNP Paribas as a company with a relatively stable return on equity, focused on returning capital to shareholders.

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Ericsson, Kubota and Mitsubishi Estate.

Ericsson, the Sweden-based world’s largest maker of wireless network equipment, was the strongest contributor to the Fund’s performance during the Reporting Period. The company saw its sales and profit margin increase sharply during the fourth quarter of 2012, beating consensus estimates. Specifically, Ericsson’s earnings report showed that its sales in North America grew by 51%, as wireless operators and mobile carriers increased their spending to adapt to a growing trend in data consumption and to upgrade their networks to accommodate increased data usage.

The Fund’s holding in Japanese agricultural and construction machinery company Kubota performed well. Its business was strong during the Reporting Period, as the improving housing environment in the U.S. drove the company’s U.S. business to recover. The depreciating Japanese yen supported the company’s earnings as well.

Japanese real estate company Mitsubishi Estate was a strong contributor during the Reporting Period. Office fundamentals in Japan have been improving, and there was a market expectation that vacancy rates might have peaked in mid-2012. More specifically, the Tokyo office vacancy rate in October 2012 was 8.74%, further improved from 8.90% in September 2012 and the fourth consecutive month of declines from the 9.43% Tokyo office vacancy rate seen in June 2012. Additionally, aggressive monetary easing driven by the Japanese government and the Bank of Japan and expectations of potential reflation led to a rally in the Japanese real estate sector broadly.

We sold the Fund’s position in each of these three top contributors during the Reporting Period, as their stocks approached the target price we had set for each.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were consumer discretionary, energy and consumer staples, where stock selection in each of these sectors weighed most negatively on performance.

The sectors that contributed most to the Fund’s performance relative to the MSCI Index were information technology, telecommunication services and industrials, due primarily to effective stock selection in each. Having an overweighted allocation to information technology, which outpaced the MSCI Index during the Reporting Period, also helped.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were France, the U.K. and Finland, where stock selection in each hampered results. Having an overweighted allocation to the U.K., which lagged the MSCI Index during the Reporting Period, also hurt. On the positive side, effective stock selection in Sweden, stock selection in and having an underweighted allocation to Germany and having exposure to China, which is not a component of the MSCI Index but which performed quite well, boosted its returns most relative to the MSCI Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established new Fund positions during the Reporting Period in Belgium-based diversified chemicals company Solvay and in Japanese credit card company Credit Saison.

Solvay introduced a new strategy in 2012 aimed at improving returns and boosting free cash flow. We have conviction that its chief executive officer, with his strong track record, should achieve the company’s target of €3 billion earnings before interest, taxes, depreciation and amortization (“EBITDA”) by 2016.

Credit Saison is the largest independent credit card company in Japan and the exclusive issuer of American Express. Should Japanese consumers start spending more due to rising wages and higher anticipated inflation, we believe Credit Saison should benefit from increased leverage by consumers.

In addition to those sales already mentioned, we sold out of the Fund’s positions in Imperial Tobacco Group and SKF during the Reporting Period.

We eliminated the Fund’s position in U.K.-based international tobacco company Imperial Tobacco during the Reporting Period, as volume trends in the U.K. and Europe have been deteriorating, mainly due to concerns about the regulatory environment. We felt this development put our investment rationale on the stock at risk, so we decided to sell.

We sold the Fund’s position in Sweden’s ball bearings manufacturer SKF, as the stock got close to our target price given higher market expectations for an economic recovery that would potentially increase demand for the company’s products.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to France, the U.K. and Finland and less exposure to Japan, Switzerland and Spain relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries and had no position at all in several other countries, most notably Greece.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in financials, industrials and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in telecommunication services, consumer discretionary, consumer staples, utilities and health care and was rather neutrally weighted compared to the MSCI Index in energy and materials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund

as of April 30, 2013

PERFORMANCE REVIEW
November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	15.44%	16.90%
Class B	14.97	16.90
Class C	15.02	16.90
Institutional	15.66	16.90
Service	15.38	16.90
Class IR	15.60	16.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.88%	-3.01%	6.56%	4.35%	12/01/92
Class B	8.29	-3.01	6.54	2.83	5/01/96
Class C	12.37	-2.63	6.40	1.41	8/15/97
Institutional	14.71	-1.51	7.63	4.06	2/07/96
Service	14.12	-2.01	7.08	4.66	3/06/96
Class IR	14.56	N/A	N/A	8.80	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.72%
Class B	2.19	2.47
Class C	2.19	2.47
Institutional	1.04	1.31
Service	1.54	1.82
Class IR	1.19	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Net Assets	Line of Business	Country
Isuzu Motors Ltd.	4.0%	Automobiles & Components	Japan
Scania AB Class B	4.0	Capital Goods	Sweden
Aurizon Holdings Ltd.	4.0	Transportation	Australia
BG Group PLC	4.0	Energy	United Kingdom
Direct Line Insurance Group	3.9	Insurance	United Kingdom
PLC
Shire PLC	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Ireland
Rio Tinto PLC	3.8	Materials	United Kingdom
Solvay SA	3.3	Materials	Belgium
Safran SA	3.1	Capital Goods	France
Credit Saison Co. Ltd.	3.1	Diversified Financials	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 15.81%, 15.32%, 15.31%, 16.05%, 15.71% and 15.94%, respectively. These returns compare to the 15.25% cumulative total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Tokai Tokyo Financial Holdings, Eugene Technology and Takara Leben.

Japanese securities firm Tokai Tokyo Financial Holdings was the greatest contributor to the Fund’s relative performance during the Reporting Period. Tokai Tokyo Financial Holdings performed well as a result of strong stock market transactions volume. For example, monthly transaction value of Japanese stocks and unit trust sales increased significantly in December 2012 and did so even more dramatically in January and February 2013.

South Korean semiconductor equipment company Eugene Technology, a new purchase for the Fund during the Reporting Period, was also a strong contributor to the Fund’s relative results. Its shares were strong as a result of an improved memory capital expenditure outlook for the second half of 2013 and for 2014. Additionally, anticipation of overseas client expansion and newly launched equipment for its non-memory business benefited returns, in our view.

Japanese real estate operator and developer Takara Leben’s condo business performed well, supported by the Japanese government’s tax break program for housing. The company provides condos with solar panels, which became popular for electricity savings. Also, aggressive monetary easing, driven by the government and the Bank of Japan, and expectations regarding potential reflation led to a rally in Japan’s real estate sector broadly during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were CGG, Kenmare Resources and Alamos Gold.

CGG, a French-based seismic company, detracted from the Fund’s relative performance most during the Reporting Period. Our investment thesis for CGG is based on what we see as the cyclical upturn in demand for marine seismic services over the next few years, driven by limited new capacity. However, due to recent delays in licensing in markets such as Brazil, the rate of upturn lagged market expectations. The story has been further complicated by CGG’s acquisition of the seismic business from oilfield services firm Fugro and by the fact that Fugro’s seismic business has disappointed due to the uncertainty with customers regarding this acquisition. We believe we should see improvement in CGG’s results during the second half of 2013, with stronger multi-client sales, seismic pricing/ utilization, equipment sales with new products and potential integration issues completed, and thus we added to the Fund’s position in the stock on weakness during the Reporting Period.

A position in U.K.-listed mineral sands mining company Kenmare Resources weighed negatively on the Fund’s relative performance during the Reporting Period. The investment thesis for Kenmare Resources was based on a supply deficit in its key commodities — titanium dioxide and zircon, a 50% production expansion, just completing, and an unwinding of most of its fixed priced legacy contracts in 2012. However, the stock was impacted by sharply weaker global demand for its products, and some minor delays and cost overruns in its expansion. While demand was softer, the sharp downturn in its stock price was caused by destocking,

PORTFOLIO RESULTS

or inventory reduction, and by the industry’s reaction of lower output, particularly of zircon. As a result, industry price declines were limited. We believe the company’s stock should benefit if demand recovers with the end of destocking, and if its expansion comes on stream during 2013. At the end of the Reporting Period, we held the position, as we believed the stock has significant upside potential.

Canadian gold miner Alamos Gold is a preferred holding of our team’s within the gold sector, featuring low cost production in Mexico and another low cost project in Turkey entering the development stage. The company is also debt free with a meaningful cash position. However, in January 2013, Alamos Gold announced a takeover bid for fellow Canadian miner Aurizon Mines. Although eventually outbid by another company, the move negatively impacted its stock price performance. Even more significant was a decline in the price of gold bullion in 2013 year-to-date and negative sentiment toward the gold mining sector broadly.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were information technology, industrials and financials, due primarily to effective stock selection in each.

The biggest detractors from the Fund’s results during the Reporting Period were health care, materials and consumer discretionary, where stock selection overall hurt relative performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s stock selection in Japan, Canada and Australia contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were France, the Netherlands and Italy, each due primarily to weak stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established Fund positions in Melrose Industries, IMI and C&C Group during the Reporting Period.

Melrose Industries is U.K.-based international engineering group with worldwide interests in the design, development and manufacture of specialist components for a wide range of markets, including aerospace, information technology, telecommunications, consumer electronics, automotive, medical and consumer durables. We believe Melrose Industries has historically generated significant returns for its shareholders.

U.K.-based IMI applies leading edge valve technology solutions to end markets ranging from truck engines to power stations to beverage dispensers. By moving its portfolio toward engineering-based solutions in niche applications and away from more generic “off the shelf” products, IMI has enjoyed strong returns and performance versus its engineering peer group through the economic cycle. Its management appears to be continuing to drive what we consider to be this positive portfolio mix, supported by a strong balance sheet that provides merger and acquisition optionality should the right opportunity arise. The company’s announcement during the Reporting Period of a stock buy- back program was well received by the market, but we believe the fundamental quality of its current business, coupled with its prospects ahead, were yet to be fully reflected in its share price at the time of our purchase.

C&C Group has a strong franchise in the cider market, predominantly in the U.K. and Ireland. Although the consumer and competitive environment has been challenging for beverage companies in recent years, what we consider to be a strong management team at C&C Group has

PORTFOLIO RESULTS

successfully diversified its product portfolio and defended attractive profit margins. We felt the two most positive drivers not being reflected in the company’s share price were a) the strategy of consolidating its Irish drinks market with a broad stable of its own and distributed brands and b) its significant growth opportunity in the U.S. through the acquisition of Vermont Hard Cider Company, giving C&C Group an approximately 50% share in a rapidly growing niche of the U.S. alcoholic beverages market.

We eliminated the Fund’s positions in D’Ieteren, Kabel Deutschland and Andritz during the Reporting Period.

We eliminated the Fund’s position in D’Ieteren, a Belgium-based auto importer/distributor and vehicle glass repair and replacement services company. The hoped-for recovery in the auto glass repair market did not materialize as expected, and difficult market dynamics in the U.K. caused us to question the robustness of the company’s business model more broadly. We sold the Fund’s position after the stock recovered relatively well early in 2013.

We eliminated the Fund’s position in German cable operator Kabel Deutschland following the stock’s sharp upward move in February 2013 on market rumors that Vodafone was considering a bid for the company.

A significant acquisition made by Austrian diversified machinery manufacturer Andritz raised concerns over the strategic direction of the company. Also, the order book in one of its key divisions had reached a peak in our view. We also felt the company’s valuation had reached an expensive level, and thus we sold the Fund’s position in Andritz.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., China and Ireland and less exposure to Hong Kong, Sweden and Italy relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Canada.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in information technology and consumer discretionary at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials, industrials, telecommunication services, utilities, health care, materials and consumer staples and was rather neutrally weighted relative to the S&P Index in energy.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of April 30, 2013

PERFORMANCE REVIEW
November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	S&P Developed ex-US Small Cap Index (Net)[2]
Class A	15.81%	15.25%
Class B	15.32	15.25
Class C	15.31	15.25
Institutional	16.05	15.25
Service	15.71	15.25
Class IR	15.94	15.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Developed ex-US Small Cap Index (net) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-US is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.42%	0.62%	10.65%	5.19%	5/01/98
Class B	6.75	0.63	10.64	5.28	5/01/98
Class C	10.83	1.03	10.49	4.92	5/01/98
Institutional	13.03	2.22	11.79	6.13	5/01/98
Service	12.54	1.69	11.21	5.59	5/01/98
Class IR	12.91	N/A	N/A	13.92	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	2.18%
Class B	2.30	2.92
Class C	2.30	2.92
Institutional	1.15	1.73
Service	1.65	2.25
Class IR	1.30	1.84

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Net Assets	Line of Business	Country
Telecity Group PLC	1.2%	Software & Services	United Kingdom
Persimmon PLC	1.2	Consumer Durables & Apparel	United Kingdom
Ingenico	1.1	Technology Hardware & Equipment	France
Spirax-Sarco Engineering PLC	1.1	Capital Goods	United Kingdom
Melrose Industries PLC	1.1	Capital Goods	United Kingdom
IMI PLC	1.1	Capital Goods	United Kingdom
C&C Group PLC	1.1	Food, Beverage & Tobacco	Ireland
Pfeiffer Vacuum Technology AG	1.1	Capital Goods	Germany
Lindt & Spruengli AG	1.1	Food, Beverage & Tobacco	Switzerland
GfK SE	1.0	Media	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 14.88%, 14.45%, 14.42%, 15.08%, 14.95% and 14.67%, respectively. These returns compare to the 16.90% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were CGG, Rio Tinto and Lixil Group.

CGG, a French-based seismic company, detracted from the Fund’s relative performance most during the Reporting Period. Our investment thesis for CGG is based on what we see as the cyclical upturn in demand for marine seismic services over the next few years, driven by limited new capacity. However, due to recent delays in licensing in markets such as Brazil, the rate of upturn lagged market expectations. The story has been further complicated by CGG’s acquisition of the seismic business from oilfield services firm Fugro and by the fact that Fugro’s seismic business has disappointed due to the uncertainty with customers regarding this acquisition. We expect to see improvement in CGG’s results during the second half of 2013, with stronger multi-client sales, seismic pricing/utilization, equipment sales with new products and potential integration issues completed, and thus we added to the Fund’s position in the stock on weakness during the Reporting Period.

Rio Tinto, a U.K.-based world leader in mining mineral resources, also detracted from the Fund’s results during the Reporting Period. Iron ore prices moved from highs of $160 per tonne at the end of January 2013 to $138 per tonne in March 2013. This price decline, along with a negative sentiment on China’s economy, caused Rio Tinto’s share price to weaken. We added to the Fund’s position in the stock on weakness.

Japanese building materials company Lixil Group’s share price declined, as investors had concern the company might miss its guidance. There had been a delay in launching a new product, and its cost reduction plans did not go as well as anticipated as the company increased bonuses. In turn, Lixil Group’s earnings momentum was not as strong as expected, and the stock underperformed the MSCI Index.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Ericsson, Mitsubishi Estate and Sumitomo Mitsui Financial Group.

Ericsson, the Sweden-based world’s largest maker of wireless network equipment, was the strongest contributor to the Fund’s performance during the Reporting Period. The company saw its sales and profit margin increase sharply during the fourth quarter of 2012, beating consensus estimates. Specifically, Ericsson’s earnings report showed that its sales in North America grew by 51%, as wireless operators and mobile carriers increased their spending to adapt to a growing trend in data consumption and to upgrade their networks to accommodate increased data usage. At the end of the Reporting Period, we expected this data consumption trend to continue over the long term and still believed Ericsson was well positioned to benefit.

PORTFOLIO RESULTS

Japanese real estate company Mitsubishi Estate was a strong contributor during the Reporting Period. Office fundamentals in Japan have been improving, and there was a market expectation that vacancy rates might have peaked in mid-2012. More specifically, the Tokyo office vacancy rate in October 2012 was 8.74%, further improved from 8.90% in September 2012 and the fourth consecutive month of declines from the 9.43% Tokyo office vacancy rate seen in June 2012. Additionally, aggressive monetary easing driven by the Japanese government and the Bank of Japan and expectations of potential reflation led to a rally in the Japanese real estate sector broadly. We sold the Fund’s position in the company to take profits and used the proceeds for what we considered to be better risk/reward opportunities.

Japan’s Sumitomo Mitsui Financial Group performed well on good fundamentals. Its retail business, including mutual fund sales, was strong, given positive market sentiment, and credit costs were reduced. On the back of these positive fundamentals, the company announced an upward revision of its earnings, which contributed to the stock price increase as well.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were consumer discretionary, energy and consumer staples, where weak stock selection in each hurt most.

The sectors that contributed most to the Fund’s performance relative to the MSCI Index were health care, industrials and information technology. Stock selection in all three sectors proved effective during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were France, the U.K. and Japan. Both stock selection in and having overweighted allocations to France and the U.K., each of which lagged the MSCI Index during the Reporting Period, weighed negatively on relative performance. Having an underweighted exposure to the comparative strong Japanese equity market hampered results.

Conversely, effective individual stock selection in Sweden contributed most positively to the Fund’s results relative to the MSCI Index. Both stock selection in and having an underweighted allocation to Germany, which lagged the MSCI Index during the Reporting Period, boosted the Fund’s performance. Having only a modest exposure to Italy, which significantly lagged the MSCI Index, added value as well.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Sanofi, Anheuser-Busch InBev and AXA.

We initiated a Fund position in Sanofi, a France-based global pharmaceutical company, because of its focus on “long duration assets,” which we characterize as less reliant on cyclical research and development investment and/or less exposed to intellectual property erosion. These long-term assets currently represent 60% of Sanofi’s sales, and we believe this proportion may well grow to 70% by 2016. Compared to its peers, the company has high exposure to emerging markets, providing diversified exposure.

PORTFOLIO RESULTS

We established a Fund position in Belgium-based brewer Anheuser-Busch InBev on prospects for higher earnings growth after its proposal to buy control of the Mexican brewer Modelo.

We initiated a Fund position in France-based global insurer AXA because we believe the company was undervalued compared to its peers and that the market was overlooking AXA’s powerful recovery story following the financial crisis. We believe management has been taking the right steps to ensure the business moves forward and generates more cash to support its dividend.

In addition to the sales already mentioned, we sold out of the Fund’s positions in Westpac Banking and UBS during the Reporting Period.

We sold out of the Fund’s position in Westpac, the second largest Australian bank, as it reached our target price given better earnings driven by the solid economic environment in Australia and given the search for stable high yielding stocks.

Similarly, we eliminated the Fund’s position in Swiss diversified banking institution UBS, as it had performed well and approached its target price. We switched into French- based financial services firm BNP Paribas, one of the largest banks in Europe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to France, Russia and Belgium and less exposure to Australia, Japan and Germany relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries, most notably Switzerland and Sweden.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in health care and telecommunication services at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials and utilities and rather neutral positions relative to the MSCI Index in consumer staples, consumer discretionary, information technology, materials, industrials and energy.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of April 30, 2013

PERFORMANCE REVIEW
November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	14.88%	16.90%
Class B	14.45	16.90
Class C	14.42	16.90
Institutional	15.08	16.90
Class IR	14.95	16.90
Class R	14.67	16.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	5.15%	-3.09%	-3.86%	6/25/07
Class B	5.45	-3.13	-3.83	6/25/07
Class C	9.42	-2.72	-3.65	6/25/07
Institutional	11.76	-1.62	-2.55	6/25/07
Class IR	11.57	-1.68	-4.17	11/30/07
Class R	11.01	-2.26	-4.73	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.97%
Class B	2.22	2.72
Class C	2.22	2.72
Institutional	1.07	1.53
Class IR	1.22	1.70
Class R	1.72	2.21

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Net Assets	Line of Business	Country
HSBC Holdings PLC	3.4%	Banks	United Kingdom
Novartis AG (Registered)	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	2.9	Telecommunication Services	United Kingdom
Rio Tinto PLC	2.8	Materials	United Kingdom
Sanofi	2.4	Pharmaceuticals, Biotechnology & Life Sciences	France
Anheuser-Busch InBev NV	2.3	Food, Beverage & Tobacco	Belgium
Air Liquide SA	2.1	Materials	France
Sumitomo Mitsui	2.1	Banks	Japan
Financial Group, Inc. AXA SA	2.0	Insurance	France
Unilever NV CVA	2.0	Food, Beverage & Tobacco	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 99.6%
Australia – 6.8%
1,341,495	Aurizon Holdings Ltd. (Transportation)	$5,774,627
388,131	Computershare Ltd. (Software & Services)	3,998,334

		9,772,961

Belgium – 3.2%
32,109	Solvay SA (Materials)	4,704,358

Finland – 3.7%
148,893	Fortum OYJ (Utilities)	2,767,546
59,630	Nokian Renkaat OYJ (Automobiles & Components)	2,590,323

		5,357,869

France – 17.6%
23,166	Air Liquide SA (Materials)	2,935,044
231,241	AXA SA (Insurance)	4,330,363
77,870	BNP Paribas SA (Banks)	4,341,868
96,738	Compagnie Generale de Geophysique-Veritas (Energy)*	2,092,696
91,931	Safran SA (Capital Goods)	4,518,934
59,104	Total SA (Energy)	2,975,122
86,853	Vinci SA (Capital Goods)	4,186,909

		25,380,936

Germany – 8.0%
41,700	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,359,589
46,086	Beiersdorf AG (Household & Personal Products)	4,174,574
24,558	Pfeiffer Vacuum Technology AG (Capital Goods)	2,988,452

		11,522,615

Hong Kong – 3.0%
967,528	AIA Group Ltd. (Insurance)	4,304,009

Ireland – 5.7%
441,059	C&C Group PLC (Food, Beverage & Tobacco)	2,739,856
176,972	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	5,516,567

		8,256,423

Japan – 15.2%
152,400	Credit Saison Co. Ltd. (Diversified Financials)	4,457,945
873,000	Isuzu Motors Ltd. (Automobiles & Components)	5,817,963
105,100	Nomura Real Estate Holdings, Inc. (Real Estate)	2,825,491

Common Stocks – (continued)
Japan – (continued)
94,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	$4,452,585
67,300	Unicharm Corp. (Household & Personal Products)	4,351,713

		21,905,697

Russia – 2.0%
223,005	Sberbank of Russia ADR (Banks)	2,878,264

South Korea – 2.9%
84,871	Kia Motors Corp. (Automobiles & Components)	4,233,461

Sweden – 4.0%
271,190	Scania AB Class B (Capital Goods)	5,799,754

Switzerland – 4.0%
73,361	Julius Baer Group Ltd. (Diversified Financials)*	2,924,491
38,170	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,825,633

		5,750,124

United Kingdom – 23.5%
340,386	BG Group PLC (Energy)	5,746,172
1,790,312	Direct Line Insurance Group PLC (Insurance)	5,631,487
399,953	HSBC Holdings PLC (Banks)	4,380,281
726,488	Melrose Industries PLC (Capital Goods)	2,753,776
38,891	Reckitt Benckiser Group PLC (Household & Personal Products)	2,839,081
119,866	Rio Tinto PLC (Materials)	5,504,258
296,168	Telecity Group PLC (Software & Services)	4,250,600
927,553	Vodafone Group PLC (Telecommunication Services)	2,830,239

		33,935,894

TOTAL INVESTMENTS – 99.6%
(Cost $135,932,478)		$143,802,365

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		545,804

NET ASSETS – 100.0%		$144,348,169

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 92.4%
Australia – 6.5%
30,262	Ansell Ltd. (Health Care Equipment & Services)	$496,189
188,116	Aristocrat Leisure Ltd. (Consumer Services)	768,843
76,536	Bank of Queensland Ltd. (Banks)	796,776
79,014	Boral Ltd. (Materials)	410,128
32,111	Caltex Australia Ltd. (Energy)	717,299
77,618	Computershare Ltd. (Software & Services)	799,582
132,730	David Jones Ltd. (Retailing)	410,273
151,542	Echo Entertainment Group Ltd. (Consumer Services)	568,736
187,182	FKP Property Group (Real Estate)	319,137
42,883	iiNET Ltd. (Telecommunication Services)	274,345
140,782	Metcash Ltd. (Food & Staples Retailing)	597,411
156,904	NIB Holdings Ltd. (Insurance)	382,808
67,632	OZ Minerals Ltd. (Materials)	303,138
223,007	PanAust Ltd. (Materials)	538,686
77,899	Seek Ltd. (Commercial & Professional Services)	903,783

		8,287,134

Bermuda – 0.9%
114,654	Hiscox Ltd. (Insurance)	999,385
111,740	Hiscox Ltd. Class B (Insurance)*	86,786

		1,086,171

Canada – 9.2%
42,200	Aimia, Inc. (Media)	666,018
37,800	Alamos Gold, Inc. (Materials)	527,913
9,700	AltaGas Ltd. (Energy)	361,445
87,200	Bellatrix Exploration Ltd. (Energy)*	546,163
8,900	Canadian Real Estate Investment Trust (REIT)	421,126
20,200	Canadian Western Bank (Banks)	570,641
176,200	Capstone Mining Corp. (Materials)*	356,790
74,800	Copper Mountain Mining Corp. (Materials)*	149,979
24,300	Dominion Diamond Corp. (Materials)*	385,201
19,800	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	854,931
34,800	Enerflex Ltd. (Energy)	480,143
16,100	Ensign Energy Services, Inc. (Energy)	271,037
28,500	Evertz Technologies Ltd. (Technology Hardware & Equipment)	442,727
54,700	Gran Tierra Energy, Inc. (Energy)*	304,055
30,003	Legacy Oil + Gas, Inc. (Energy)*	158,436
29,100	Linamar Corp. (Automobiles & Components)	688,903
8,289	MacDonald Dettwiler & Associates Ltd. (Software & Services)	598,730
164,900	MBAC Fertilizer Corp. (Materials)*	366,644
9,500	Methanex Corp. (Materials)	402,650

Common Stocks – (continued)
Canada – (continued)
36,800	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	$820,051
186,500	Rubicon Minerals Corp. (Materials)*	323,961
11,400	ShawCor Ltd. (Energy)	457,946
224,245	Southern Pacific Resource Corp. (Energy)*	146,907
21,900	Toromont Industries Ltd. (Capital Goods)	482,585
36,800	Westjet Airlines Ltd. Class A (Transportation)	903,699

		11,688,681

China – 1.9%
204,800	China International Marine Containers Group Co. Ltd. Class H (Capital Goods)*	327,906
66,000	ENN Energy Holdings Ltd. (Utilities)	382,111
908,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	351,094
512,000	Haitian International Holdings Ltd. (Capital Goods)	876,189
40,926	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	492,749

		2,430,049

Denmark – 0.7%
32,574	Auriga Industries Class B (Materials)*	848,716

Finland – 0.9%
25,497	Nokian Renkaat OYJ (Automobiles & Components)	1,107,588

France – 6.3%
10,400	bioMerieux (Health Care Equipment & Services)	989,459
25,915	Cap Gemini SA (Software & Services)	1,194,840
39,778	Compagnie Generale de Geophysique-Veritas (Energy)*	860,502
20,781	Ingenico (Technology Hardware & Equipment)	1,396,051
40,829	JCDecaux SA (Media)	1,123,328
67,617	M6 Metropole Television SA (Media)	1,132,967
35,211	Nexity SA (Consumer Durables & Apparel)	1,267,263

		7,964,410

Germany – 5.0%
14,037	Delticom AG (Retailing)	690,437
22,951	GfK SE (Media)	1,309,663
54,661	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	432,376
13,008	MTU Aero Engines Holding AG (Capital Goods)	1,232,203

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
10,955	Pfeiffer Vacuum Technology AG (Capital Goods)	$1,333,109
2,558	Rational AG (Capital Goods)	794,122
12,259	Salzgitter AG (Materials)	482,529

		6,274,439

Hong Kong – 0.3%
1,096,000	Kingway Brewery Holdings Ltd. (Food, Beverage & Tobacco)	436,653

Ireland – 1.9%
215,337	C&C Group PLC (Food, Beverage & Tobacco)	1,338,353
56,749	James Hardie Industries PLC CDI (Materials)	597,739
1,082,398	Kenmare Resources PLC (Materials)*	447,525

		2,383,617

Italy – 1.1%
84,535	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	686,649
166,471	Unione di Banche Italiane ScpA (Banks)	696,218

		1,382,867

Japan – 20.3%
16,700	Aoyama Trading Co. Ltd. (Retailing)	499,739
27,900	Asics Corp. (Consumer Durables & Apparel)	503,670
25,200	Daibiru Corp. (Real Estate)	351,375
79,500	Daifuku Co. Ltd. (Capital Goods)	703,566
9,000	Daiichikosho Co. Ltd. (Media)	267,641
48,300	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	689,100
85,000	Dowa Holdings Co. Ltd. (Materials)	609,242
53	Dwango Co. Ltd. (Software & Services)	268,061
121,000	Ebara Corp. (Capital Goods)	508,056
26,900	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	444,160
104,000	Furukawa Electric Co. Ltd. (Capital Goods)	263,180
30,300	GMO internet Inc. (Software & Services)	396,669
23,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	270,867
36,100	Ibiden Co. Ltd. (Technology Hardware & Equipment)	632,793
16,400	Jafco Co. Ltd. (Diversified Financials)	794,284
25,100	Kakaku.com, Inc. (Software & Services)	648,884
27,900	K’s Holdings Corp. (Retailing)	983,569
68,300	Macromill, Inc. (Software & Services)	977,555
10,100	Maeda Kosen Co. Ltd. (Capital Goods)	447,602

Common Stocks – (continued)
Japan – (continued)
26,700	Maruwa Co. Ltd. (Technology Hardware & Equipment)	$813,158
72,100	Nichii Gakkan Co. (Health Care Equipment & Services)	734,000
46,000	Nippo Corp. (Capital Goods)	689,368
146,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	497,726
46,400	Nisshin Steel Holdings Co. Ltd. (Materials)	390,484
90	Nuflare Technology, Inc. (Semiconductors & Semiconductor Equipment)	700,642
69,000	Pocket Card Co. Ltd. (Diversified Financials)	624,970
155,000	Press Kogyo Co. Ltd. (Automobiles & Components)	792,918
95,000	Sankyu, Inc. (Transportation)	424,609
128,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	582,747
4,100	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	529,621
23,400	SCSK Corp. (Software & Services)	521,446
91,000	Shinmaywa Industries Ltd. (Capital Goods)	740,985
39,000	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	623,710
163,000	Taiheiyo Cement Corp. (Materials)	423,329
36,700	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	531,610
47,900	Takara Leben Co. Ltd. (Real Estate)	986,065
136,000	The Gunma Bank Ltd. (Banks)	865,201
109,000	The Hachijuni Bank Ltd. (Banks)	742,114
117,000	The Higo Bank Ltd. (Banks)	793,402
118,800	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	1,080,371
22,200	Tokyo Derica Co. Ltd. (Retailing)	388,446
145,900	Tokyo Steel Manufacturing Co. Ltd. (Materials)	595,509
47,000	Toshiba Machine Co. Ltd. (Capital Goods)	287,406

		25,619,850

Luxembourg – 0.9%
438,660	Regus PLC (Commercial & Professional Services)	1,117,289

Netherlands – 2.3%
15,372	Corio NV (REIT)	711,932
47,159	Delta Lloyd NV (Insurance)	906,788
8,882	Fugro NV CVA (Energy)	513,168
8,785	Nutreco NV (Food, Beverage & Tobacco)	835,334

		2,967,222

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Portugal – 0.8%
232,454	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA (Media)	$1,043,904

Singapore – 0.5%
532,000	Tat Hong Holdings Ltd. (Capital Goods)	644,237

South Korea – 2.6%
53,586	Eugene Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,105,477
25,900	KT Skylife Co. Ltd. (Media)	1,001,977
3,803	NCSoft Corp. (Software & Services)	574,033
1,874	NongShim Co. Ltd. (Food, Beverage & Tobacco)	571,128

		3,252,615

Spain – 1.8%
39,413	Amadeus IT Holding SA Class A (Software & Services)	1,162,943
21,766	Tecnicas Reunidas SA (Energy)	1,054,707

		2,217,650

Sweden – 1.3%
32,300	Boliden AB (Materials)	515,829
78,226	Castellum AB (Real Estate)	1,171,320

		1,687,149

Switzerland – 6.5%
7,104	Dufry AG (Registered) (Retailing)*	946,419
2,405	Flughafen Zuerich AG (Registered) (Transportation)	1,170,175
5,259	Geberit AG (Registered) (Capital Goods)	1,285,207
343	Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,328,651
8,027	Panalpina Welttransport Holding AG (Registered) (Transportation)	781,656
4,807	Partners Group Holding AG (Diversified Financials)	1,233,308
2,523	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	274,851
7,302	Sulzer AG (Registered) (Capital Goods)	1,247,839

		8,268,106

United Kingdom – 20.7%
127,258	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	867,799
176,045	Aberdeen Asset Management PLC (Diversified Financials)	1,228,849
128,516	Ashmore Group PLC (Diversified Financials)	798,177
203,710	AZ Electronic Materials SA (Materials)	902,037
161,271	Bodycote PLC (Capital Goods)	1,299,361

Common Stocks – (continued)
United Kingdom – (continued)
70,903	Close Brothers Group PLC (Diversified Financials)	$1,144,694
27,290	Croda International PLC (Materials)	1,052,016
32,731	Derwent London PLC (REIT)	1,174,397
242,420	Direct Line Insurance Group PLC (Insurance)	762,540
88,811	Greene King PLC (Consumer Services)	1,003,741
145,650	Halma PLC (Technology Hardware & Equipment)	1,133,849
70,614	IMI PLC (Capital Goods)	1,361,167
164,209	Inchcape PLC (Retailing)	1,280,128
33,835	InterContinental Hotels Group PLC (Consumer Services)	999,693
588,761	Londonmetric Property PLC (REIT)	1,047,384
364,587	Melrose Industries PLC (Capital Goods)	1,381,978
75,967	Pennon Group PLC (Utilities)	809,149
77,424	Persimmon PLC (Consumer Durables & Apparel)*	90,200
84,143	Persimmon PLC (Consumer Durables & Apparel)	1,413,493
34,019	Spirax-Sarco Engineering PLC (Capital Goods)	1,389,716
121,808	St. James’s Place PLC (Insurance)	1,048,647
106,108	Telecity Group PLC (Software & Services)	1,522,861
44,467	Travis Perkins PLC (Capital Goods)	992,182
125,775	Unite Group PLC (Real Estate)	680,648
32,788	Victrex PLC (Materials)	818,022

		26,202,728

TOTAL COMMON STOCKS
(Cost $104,189,644)		$116,911,075

Preferred Stock – 0.8%
Germany – 0.8%
9,076	Sartorius AG Preference Shares (Health Care Equipment & Services)	$973,781
(Cost $813,418)

Exchange Traded Funds – 2.2%
Israel – 0.4%
12,062	iShares MSCI Israel Capped Index Fund	$537,724

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

	Exchange Traded Funds – (continued)
	South Korea – 1.8%
39,369	iShares MSCI South Korea Index Fund	$2,299,937

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $2,891,868)	$2,837,661

	TOTAL INVESTMENTS – 95.4%
	(Cost $107,894,930)	$120,722,517

	OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%	5,784,283

	NET ASSETS – 100.0%	$126,506,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	21	May 2013	$1,296,452	$15,136
Stoxx Europe Small 200 Index	118	June 2013	1,484,071	20,008
TOTAL				$35,144

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 96.5%
Australia – 3.1%
229,407	Aurizon Holdings Ltd. (Transportation)	$987,510
60,451	Computershare Ltd. (Software & Services)	622,737
117,106	PanAust Ltd. (Materials)	282,876

		1,893,123

Belgium – 3.8%
14,311	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	1,374,866
6,027	Solvay SA (Materials)	883,029

		2,257,895

Brazil – 0.5%
26,773	Transmissora Alianca de Energia Eletrica SA (Utilities)	308,042

Finland – 1.8%
28,751	Fortum OYJ (Utilities)	534,408
13,274	Nokian Renkaat OYJ (Automobiles & Components)	576,622

		1,111,030

France – 16.8%
10,086	Air Liquide SA (Materials)	1,277,858
3,742	Air Liquide SA-Prime De Fidelite (Materials)*	474,097
65,681	AXA SA (Insurance)	1,229,983
18,700	BNP Paribas SA (Banks)	1,042,673
19,180	Compagnie Generale de Geophysique-Veritas (Energy)*	414,914
6,388	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,106,943
20,193	Safran SA (Capital Goods)	992,601
13,200	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,427,126
22,626	Total SA (Energy)	1,138,926
20,837	Vinci SA (Capital Goods)	1,004,486

		10,109,607

Germany – 5.2%
11,250	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,176,148
10,347	Bayerische Motoren Werke AG (Automobiles & Components)	956,788
10,920	Beiersdorf AG (Household & Personal Products)	989,159

		3,122,095

Hong Kong – 2.7%
262,241	AIA Group Ltd. (Insurance)	1,166,569
160,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	450,382

		1,616,951

Common Stocks – (continued)
India – 0.7%
13,376	Hero Motocorp Ltd. (Automobiles & Components)	$408,671

Ireland – 2.5%
11,531	Kerry Group PLC Class A (Food, Beverage & Tobacco)	681,992
26,969	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	840,677

		1,522,669

Japan – 17.1%
7,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	442,967
21,800	Credit Saison Co. Ltd. (Diversified Financials)	637,685
44,000	Fujitec Co. Ltd. (Capital Goods)	477,021
102,000	Isuzu Motors Ltd. (Automobiles & Components)	679,762
16,000	KDDI Corp. (Telecommunication Services)	769,397
57,000	Kubota Corp. (Capital Goods)	818,732
14,300	Makita Corp. (Capital Goods)	872,272
22,400	Nomura Real Estate Holdings, Inc. (Real Estate)	602,198
29,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,142,445
26,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,233,678
30,400	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	440,352
94,000	Tokyo Gas Co. Ltd. (Utilities)	536,566
17,400	Unicharm Corp. (Household & Personal Products)	1,125,109
1,005	Yahoo Japan Corp. (Software & Services)	505,002

		10,283,186

Netherlands – 2.6%
28,691	Unilever NV CVA (Food, Beverage & Tobacco)	1,222,562
8,689	Ziggo NV (Telecommunication Services)	310,727

		1,533,289

Russia – 2.7%
3,036	Magnit OJSC (Food & Staples Retailing)	651,252
8,580	OAO Lukoil ADR (Energy)	545,550
34,146	Sberbank of Russia ADR (Banks)	440,713

		1,637,515

Singapore – 1.8%
81,000	DBS Group Holdings Ltd. (Banks)	1,104,943

South Africa – 0.9%
143,592	Nampak Ltd. (Materials)	527,965

South Korea – 1.0%
11,684	Kia Motors Corp. (Automobiles & Components)	582,811

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 1.7%
71,550	Telefonica SA (Telecommunication Services)	$1,047,658

Sweden – 2.4%
29,233	Scania AB Class B (Capital Goods)	625,186
63,773	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	793,105

		1,418,291

Switzerland – 10.3%
33,226	Credit Suisse Group AG (Registered) (Diversified Financials)*	922,721
94,324	Informa PLC (Media)	701,858
23,255	Julius Baer Group Ltd. (Diversified Financials)*	927,046
24,758	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,832,775
3,690	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	923,757
2,597	Sulzer AG (Registered) (Capital Goods)	443,802
8,772	Wolseley PLC (Capital Goods)	434,469

		6,186,428

United Kingdom – 18.9%
101,024	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	688,903
42,080	BG Group PLC (Energy)	710,367
162,869	BP PLC (Energy)	1,180,173
49,713	Burberry Group PLC (Consumer Durables & Apparel)	1,034,195
237,667	Direct Line Insurance Group PLC (Insurance)	747,589
189,283	HSBC Holdings PLC (Banks)	2,073,026
164,230	Melrose Industries PLC (Capital Goods)	622,519
36,156	Rio Tinto PLC (Materials)	1,660,287
15,583	Spirax-Sarco Engineering PLC (Capital Goods)	636,584
21,146	Telecity Group PLC (Software & Services)	303,487
569,947	Vodafone Group PLC (Telecommunication Services)	1,739,077

		11,396,207

TOTAL COMMON STOCKS
(Cost $50,665,004)		$58,068,376

Preferred Stock – 0.6%
Germany – 0.6%
3,150	Sartorius AG Preference Shares (Health Care Equipment & Services)	$337,969
(Cost $274,625)

Exchange Traded Fund – 1.0%
Japan – 1.0%
50,278	iShares MSCI Japan Index Fund	$588,253
(Cost $568,146)

TOTAL INVESTMENTS – 98.1%
(Cost $51,507,775)		$58,994,598

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		1,151,426

NET ASSETS – 100.0%		$60,146,024

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $135,932,478, $107,894,930 and $51,507,775)	$143,802,365	$120,722,517	$58,994,598
Cash	789,372	3,251,125	701,432
Foreign currencies, at value (cost $188,747, $306,057 and $99,940)	191,028	301,483	99,593
Receivables:
Dividends	615,909	369,721	238,352
Foreign tax reclaims	346,379	62,312	144,899
Fund shares sold	58,572	11,072,881	40,028
Reimbursement from investment adviser	36,232	51,579	40,802
Investments sold	—	2,045,771	418,630
Collateral on certain derivative contracts(a)	—	147,398	—
Other assets	81,859	44,486	311
Total assets	145,921,716	138,069,273	60,678,645

Liabilities:
Payables:
Fund shares redeemed	1,336,978	11,913	162,299
Amounts owed to affiliates	146,484	106,931	57,271
Investments purchased	441	11,343,545	247,127
Futures variation margin	—	9,864	—
Accrued expenses	89,644	90,220	65,924
Total liabilities	1,573,547	11,562,473	532,621

Net Assets:
Paid-in capital	366,704,680	147,799,628	106,122,821
Undistributed (distributions in excess of) net investment income	(159,474)	28,871	12,020
Accumulated net realized loss	(230,083,937)	(34,171,780)	(53,480,392)
Net unrealized gain	7,886,900	12,850,081	7,491,575
NET ASSETS	$144,348,169	$126,506,800	$60,146,024
Net Assets:
Class A	$54,026,728	$11,186,595	$22,827,348
Class B	673,821	448,836	2,858,748
Class C	15,611,355	1,996,792	5,282,456
Institutional	73,302,178	111,050,839	29,088,089
Service	327,521	938,109	—
Class IR	406,566	885,629	81,313
Class R	—	—	8,070
Total Net Assets	$144,348,169	$126,506,800	$60,146,024
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,089,612	641,542	1,828,184
Class B	38,971	26,195	256,200
Class C	953,784	118,590	467,523
Institutional	4,119,976	6,201,721	2,233,488
Service	18,642	54,505	—
Class IR	22,944	49,543	6,509
Class R	—	—	642
Net asset value, offering and redemption price per share:(b)
Class A	$17.49	$17.44	$12.49
Class B	17.29	17.13	11.16
Class C	16.37	16.84	11.30
Institutional	17.79	17.91	13.02
Service	17.57	17.21	—
Class IR	17.72	17.88	12.49
Class R	—	—	12.56

(a)	Represents segregated cash on deposit with counterparty for the International Small Cap Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share for Class A shares of the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds is $18.51, $18.46, and $13.22, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $137,934, $77,538 and $51,799)	$1,523,557	$1,046,892	$778,230
Interest	1,666	—	—
Total investment income	1,525,223	1,046,892	778,230

Expenses:
Management fees	679,684	510,452	239,710
Distribution and Service fees(a)	143,446	24,580	68,905
Transfer Agent fees(a)	78,890	28,612	34,106
Custody, accounting and administrative services	53,069	87,949	57,429
Registration fees	38,139	38,972	38,300
Professional fees	37,904	34,297	36,309
Printing and mailing costs	25,135	18,836	17,369
Trustee fees	8,762	8,487	8,480
Service share fees — Service Plan	384	1,058	—
Service share fees — Shareholder Administration Plan	384	1,058	—
Other	5,546	7,521	8,433
Total expenses	1,071,343	761,822	509,041
Less — expense reductions	(149,169)	(182,506)	(120,925)
Net expenses	922,174	579,316	388,116
NET INVESTMENT INCOME	603,049	467,576	390,114

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	11,805,021	4,299,482	4,388,518
Futures contracts	—	190,354	(5,890)
Foreign currency transactions	(38,810)	8,909	(37,811)
Net change in unrealized gain (loss) on:
Investments	7,284,809	9,282,997	3,135,499
Futures contracts	—	33,725	4,629
Foreign currency translation	6,140	1,900	1,459
Net realized and unrealized gain	19,057,160	13,817,367	7,486,404
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,660,209	$14,284,943	$7,876,518

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$66,495	$3,759	$73,192	N/A	$50,536	$714	$13,907	$13,339	$62	$332	N/A
International Small Cap	13,205	2,220	9,155	N/A	10,035	422	1,740	15,713	169	533	N/A
Strategic International Equity	27,600	14,919	26,367	$19	20,976	2,835	5,010	5,194	N/A	84	$7

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$603,049	$2,606,799
Net realized gain (loss)	11,766,211	(12,966,009)
Net change in unrealized gain	7,290,949	20,503,609
Net increase in net assets resulting from operations	19,660,209	10,144,399

Distributions to shareholders:
From net investment income
Class A Shares	(1,458,280)	(3,633,195)
Class B Shares	(17,987)	(25,585)
Class C Shares	(358,173)	(397,748)
Institutional Shares	(2,144,339)	(1,037,106)
Service Shares	(8,887)	(9,638)
Class IR Shares	(12,406)	(1,281)
Class R Shares	—	—
Total distributions to shareholders	(4,000,072)	(5,104,553)

From share transactions:
Proceeds from sales of shares	10,300,708	46,768,544
Reinvestment of distributions	3,889,489	4,902,450
Cost of shares redeemed	(15,123,719)	(92,585,677)
Net increase (decrease) in net assets resulting from share transactions	(933,522)	(40,914,683)
Increase from regulatory settlements	—	1,002,638
Net increase (decrease) in net assets resulting from capital transactions	(933,522)	(39,912,045)
TOTAL INCREASE (DECREASE)	14,726,615	(34,872,199)

Net assets:
Beginning of period	129,621,554	164,493,753
End of period	$144,348,169	$129,621,554
Undistributed (distributions in excess of) net investment income	$(159,474)	$3,237,549

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012

$467,576	$639,533	$390,114	$943,082
4,498,745	(2,760,412)	4,344,817	(345,319)
9,318,622	8,449,022	3,141,587	3,473,385
14,284,943	6,328,143	7,876,518	4,071,148

(82,903)	(369,815)	(373,449)	(1,361,342)
(1,373)	(4,225)	(41,315)	(133,041)
(5,492)	(20,832)	(70,264)	(195,805)
(1,022,694)	(802,770)	(545,277)	(240,702)
(9,020)	(14,688)	—	—
(5,266)	(2,360)	(1,935)	(2,189)
—	—	(121)	(142)
(1,126,748)	(1,214,690)	(1,032,361)	(1,933,221)

40,685,528	36,749,367	5,389,599	24,664,908
1,108,249	1,125,734	1,014,248	1,879,700
(10,025,794)	(23,585,561)	(7,076,042)	(34,034,953)
31,767,983	14,289,540	(672,195)	(7,490,345)
—	21,131	—	—
31,767,983	14,310,671	(672,195)	(7,490,345)
44,926,178	19,424,124	6,171,962	(5,352,418)

81,580,622	62,156,498	53,974,062	59,326,480
$126,506,800	$81,580,622	$60,146,024	$53,974,062
$28,871	$688,043	$12,020	$654,267

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$15.58	$0.06		$2.29	$2.35	$(0.44)
2013 - B	15.37	(0.01)		2.27	2.26	(0.34)
2013 - C	14.60	—	(f)	2.15	2.15	(0.38)
2013 - Institutional	15.92	0.10		2.32	2.42	(0.55)
2013 - Service	15.69	0.05		2.30	2.35	(0.47)
2013 - IR	15.87	0.09		2.32	2.41	(0.56)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	14.74	0.28		0.93	1.21	(0.47)
2012 - B	14.48	0.16		0.94	1.10	(0.31)
2012 - C	13.82	0.16		0.87	1.03	(0.35)
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)
2012 - Service	14.85	0.26		0.94	1.20	(0.46)
2012 - IR	15.06	0.28		0.98	1.26	(0.55)
2011 - A	16.81	0.42	(g)	(2.22)	(1.80)	(0.27)
2011 - B	16.46	0.28	(g)	(2.15)	(1.87)	(0.11)
2011 - C	15.79	0.29	(g)	(2.09)	(1.80)	(0.17)
2011 - Institutional	17.18	0.50	(g)	(2.27)	(1.77)	(0.34)
2011 - Service	16.92	0.42	(g)	(2.24)	(1.82)	(0.25)
2011 - IR	17.22	0.63	(g)	(2.45)	(1.82)	(0.34)
2010 - A	15.22	0.10		1.79	1.89	(0.30)
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)
2010 - Service	15.32	0.08		1.80	1.88	(0.28)
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—
2009 - A	13.18	0.21		2.41	2.62	(0.75)
2009 - B	12.72	0.12		2.36	2.48	(0.47)
2009 - C	12.40	0.10		2.29	2.39	(0.61)
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)
2009 - Service	13.28	0.19		2.43	2.62	(0.75)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	19.40	—	(f)	(6.22)	(6.22)	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—
2008 - Service	19.55	—	(f)	(6.27)	(6.27)	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	24.04	0.44	(h)	(4.89)	(4.45)	(0.28)
2008 - B	23.19	0.21	(h)	(4.71)	(4.50)	(0.03)
2008 - C	22.68	0.26	(h)	(4.63)	(4.37)	(0.12)
2008 - Institutional	24.61	0.58	(h)	(5.03)	(4.45)	(0.38)
2008 - Service	24.17	0.41	(h)	(4.93)	(4.52)	(0.19)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.91%	7.81%	9.15%	8.57%	8.92%
For the Fiscal Year Ended October 31, 2009	21.64	20.44	20.79	21.99	21.50	N/A
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)	N/A

(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(h)	Reflects income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Increase from regulatory settlements	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$—	$17.49	15.44%		$54,027	1.47	%(e)	1.68	%(e)	0.73	%(e)	85%
—	17.29	14.97		674	2.22	(e)	2.43	(e)	(0.18	)(e)	85
—	16.37	15.02		15,611	2.22	(e)	2.43	(e)	0.02	(e)	85
—	17.79	15.66		73,302	1.07	(e)	1.29	(e)	1.21	(e)	85
—	17.57	15.38		328	1.57	(e)	1.79	(e)	0.66	(e)	85
—	17.72	15.60		407	1.21	(e)	1.43	(e)	1.06	(e)	85

0.10	15.58	9.36	(d)	52,564	1.48		1.72		1.95		144
0.10	15.37	8.61	(d)	815	2.23		2.47		1.13		144
0.10	14.60	8.55	(d)	14,039	2.23		2.47		1.14		144
0.10	15.92	9.84	(d)	61,874	1.08		1.31		2.11		144
0.10	15.69	9.26	(d)	299	1.58		1.82		1.77		144
0.10	15.87	9.61	(d)	30	1.23		1.46		1.87		144
—	14.74	(10.89)		118,977	1.53		1.67		2.55	(g)	135
—	14.48	(11.46)		1,225	2.28		2.42		1.70	(g)	135
—	13.82	(11.55)		15,883	2.28		2.42		1.86	(g)	135
—	15.07	(10.53)		28,105	1.13		1.27		2.94	(g)	135
—	14.85	(10.96)		300	1.63		1.77		2.51	(g)	135
—	15.06	(10.80)		3	1.28		1.42		3.87	(g)	135
—	16.81	12.48		162,231	1.54		1.61		0.66		182
—	16.46	11.69		1,944	2.29		2.36		(0.07)		182
—	15.79	11.72		20,031	2.29		2.36		(0.11)		182
—	17.18	12.95		36,693	1.14		1.21		1.05		182
—	16.92	12.37		354	1.64		1.71		0.54		182
—	17.22	13.81		1	1.29	(e)	1.36	(e)	0.08	(e)	182
0.17	15.22	22.88	(d)	165,054	1.54		1.65		1.65		129
0.17	14.90	21.81	(d)	2,893	2.29		2.40		0.93		129
0.17	14.35	21.84	(d)	18,510	2.29		2.40		0.80		129
0.17	15.55	23.28	(d)	30,009	1.14		1.25		1.95		129
0.17	15.32	22.69	(d)	493	1.64		1.75		1.51		129

—	13.18	(32.11)		187,435	1.54	(e)	1.72	(e)	0.02	(e)	21
—	12.72	(32.16)		3,686	2.29	(e)	2.47	(e)	(0.74	)(e)	21
—	12.40	(32.17)		14,057	2.29	(e)	2.47	(e)	(0.74	)(e)	21
—	13.50	(32.06)		40,837	1.14	(e)	1.32	(e)	0.54	(e)	21
—	13.28	(32.12)		518	1.64	(e)	1.82	(e)	(0.09	)(e)	21

0.09	19.40	(18.37	)(d)	297,558	1.54		1.55		(1.92	)(h)	178
0.09	18.75	(19.01	)(d)	6,424	2.29		2.30		0.96	(h)	178
0.09	18.28	(18.97	)(d)	21,480	2.29		2.30		1.18	(h)	178
0.09	19.87	(18.03	)(d)	107,197	1.14		1.15		2.46	(h)	178
0.09	19.55	(18.46	)(d)	755	1.64		1.65		1.79	(h)	178

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$15.18	$0.04		$2.34	$2.38	$(0.12)
2013 - B	14.90	(0.02)		2.30	2.28	(0.05)
2013 - C	14.65	(0.01)		2.25	2.24	(0.05)
2013 - Institutional	15.67	0.09		2.39	2.48	(0.24)
2013 - Service	15.04	0.04		2.30	2.34	(0.17)
2013 - IR	15.65	0.11		2.35	2.46	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	14.06	0.11		1.26	1.37	(0.25)
2012 - B	13.74	(0.01)		1.27	1.26	(0.10)
2012 - C	13.54	—	(e)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)
2011 - A	14.62	0.08	(f)	(0.39)	(0.31)	(0.25)
2011 - B	14.29	(0.04	)(f)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(f)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(f)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(f)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(f)	(0.47)	(0.29)	(0.30)
2010 - A	12.27	0.04	(g)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(g)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(g)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(g)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(g)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(g)	2.17	2.19	—
2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(e)	(5.58)	(5.58)	—
2008 - C	14.60	—	(e)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	21.18	0.16	(h)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(h)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(h)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(h)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(h)	(5.54)	(5.38)	(0.54)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(h)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(i)	Total return reflects the impact of payments for regulatory settlements amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.44	15.81%		$11,187	1.57	%(d)	1.96	%(d)	0.56	%(d)	48%
17.13	15.32		449	2.32	(d)	2.70	(d)	(0.22	)(d)	48
16.84	15.31		1,997	2.32	(d)	2.70	(d)	(0.15	)(d)	48
17.91	16.05		111,051	1.17	(d)	1.56	(d)	1.10	(d)	48
17.21	15.71		938	1.67	(d)	2.06	(d)	0.50	(d)	48
17.88	15.94		886	1.31	(d)	1.72	(d)	1.28	(d)	48

15.18	9.84		10,551	1.58		2.18		0.80		85
14.90	9.10		452	2.33		2.92		(0.05)		85
14.65	9.14		1,796	2.33		2.92		(0.01)		85
15.67	10.49		67,614	1.18		1.73		1.14		85
15.04	9.77		805	1.68		2.25		0.65		85
15.65	10.13		362	1.33		1.84		0.93		85
14.06	(1.97)		22,537	1.60		1.94		0.54	(f)	117
13.74	(2.71)		622	2.35		2.69		(0.25	)(f)	117
13.54	(2.68)		2,177	2.35		2.69		(0.23	)(f)	117
14.53	(1.59)		36,067	1.20		1.54		0.95	(f)	117
13.98	(2.05)		730	1.70		2.04		0.41	(f)	117
14.50	(1.72)		24	1.35		1.69		1.12	(f)	117
14.62	23.11		23,503	1.60		1.86		0.31	(g)	155
14.29	22.24		919	2.35		2.61		(0.45	)(g)	155
14.10	22.18		2,120	2.35		2.61		(0.43	)(g)	155
15.06	23.61		89,035	1.20		1.46		0.78	(g)	155
14.53	22.91		490	1.70		1.96		0.23	(g)	155
15.09	16.74		1	1.35	(d)	1.61	(d)	0.73	(d)(g)	155
12.27	37.78		22,952	1.60		2.08		0.93		161
12.01	36.79		1,015	2.35		2.83		0.18		161
11.85	36.79		1,924	2.35		2.83		0.12		161
12.62	38.50		68,199	1.20		1.68		1.45		161
12.20	37.85		414	1.70		2.18		0.86		161

9.48	(37.88)		21,650	1.60	(d)	2.39	(d)	0.99	(d)	24
9.12	(37.92)		986	2.35	(d)	3.14	(d)	0.23	(d)	24
9.06	(37.95)		2,239	2.35	(d)	3.14	(d)	0.22	(d)	24
9.82	(37.85)		28,581	1.20	(d)	1.99	(d)	1.43	(d)	24
9.42	(37.90)		294	1.70	(d)	2.49	(d)	0.87	(d)	24

15.26	(26.10	)(i)	39,376	1.64		1.78		0.85	(h)	117
14.70	(26.69	)(i)	1,862	2.39		2.53		0.14	(h)	117
14.60	(26.65	)(i)	3,950	2.39		2.53		0.18	(h)	117
15.81	(25.81	)(i)	55,901	1.24		1.38		1.42	(h)	117
15.18	(26.16	)(i)	454	1.74		1.88		0.84	(h)	117

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$11.06	$0.07		$1.55	$1.62	$(0.19)	$—	$(0.19)
2013 - B	9.88	0.02		1.39	1.41	(0.13)	—	(0.13)
2013 - C	10.01	0.03		1.40	1.43	(0.14)	—	(0.14)
2013 - Institutional	11.58	0.11		1.59	1.70	(0.26)	—	(0.26)
2013 - IR	11.11	0.09		1.54	1.63	(0.25)	—	(0.25)
2013 - R	11.14	0.06		1.55	1.61	(0.19)	—	(0.19)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	10.62	0.20		0.61	0.81	(0.37)	—	(0.37)
2012 - B	9.51	0.09		0.57	0.66	(0.29)	—	(0.29)
2012 - C	9.64	0.10		0.57	0.67	(0.30)	—	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)	—	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)	—	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)	—	(0.23)
2011 - A	11.71	0.28	(e)	(1.25)	(0.97)	(0.12)	—	(0.12)
2011 - B	10.49	0.17	(e)	(1.12)	(0.95)	(0.03)	—	(0.03)
2011 - C	10.63	0.17	(e)	(1.12)	(0.95)	(0.04)	—	(0.04)
2011 - Institutional	12.24	0.25	(e)	(1.22)	(0.97)	(0.16)	—	(0.16)
2011 - IR	11.70	0.17	(e)	(1.06)	(0.89)	(0.11)	—	(0.11)
2011 - R	11.64	0.27	(e)	(1.26)	(0.99)	(0.08)	—	(0.08)
2010 - A	10.55	0.10		1.19	1.29	(0.13)	—	(0.13)
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—	(0.05)
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—	(0.06)
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—	(0.16)
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—	(0.15)
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—	(0.14)
2009 - A	9.01	0.14		1.77	1.91	(0.38)	—	(0.38)
2009 - B	8.08	0.07		1.58	1.65	(0.28)	—	(0.28)
2009 - C	8.17	0.07		1.61	1.68	(0.27)	—	(0.27)
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	—	(0.44)
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	—	(0.43)
2008 - A	27.90	0.28	(g)	(9.45)	(9.17)	—	(9.74)	(9.74)
2008 - B	26.18	0.15	(g)	(8.53)	(8.38)	—	(9.74)	(9.74)
2008 - C	26.35	0.14	(g)	(8.60)	(8.46)	—	(9.74)	(9.74)
2008 - Institutional	28.64	0.40	(g)	(9.90)	(9.50)	—	(9.74)	(9.74)
2008 - IR (Commenced November 30, 2007)	26.87	0.29	(g)	(8.41)	(8.12)	—	(9.74)	(9.74)
2008 - R (Commenced November 30, 2007)	26.87	0.23	(g)	(8.39)	(8.16)	—	(9.74)	(9.74)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.
(f)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2009	22.37%	21.4%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended August 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(g)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Increase from regulatory settlements	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$—	$12.49	14.88%		$22,827	1.45	%(d)	1.88	%(d)	1.28	%(d)	57%
—	11.16	14.45		2,859	2.20	(d)	2.62	(d)	0.46	(d)	57
—	11.30	14.42		5,282	2.20	(d)	2.62	(d)	0.49	(d)	57
—	13.02	15.08		29,088	1.05	(d)	1.48	(d)	1.75	(d)	57
—	12.49	14.95		81	1.20	(d)	1.61	(d)	1.55	(d)	57
—	12.56	14.67		8	1.70	(d)	2.12	(d)	1.07	(d)	57

—	11.06	8.17		21,854	1.45		1.95		1.91		119
—	9.88	7.41		3,203	2.20		2.70		1.00		119
—	10.01	7.35		5,147	2.20		2.70		1.01		119
—	11.58	8.58		23,684	1.05		1.51		1.68		119
—	11.11	8.42		79	1.20		1.68		2.01		119
—	11.14	7.87		7	1.70		2.19		1.49		119
—	10.62	(8.40)		41,862	1.45		1.78		2.36	(e)	139
—	9.51	(9.08)		4,344	2.20		2.53		1.57	(e)	139
—	9.64	(9.00)		6,643	2.20		2.53		1.63	(e)	139
—	11.11	(8.04)		6,416	1.05		1.38		2.02	(e)	139
—	10.70	(7.69)		56	1.20		1.53		1.56	(e)	139
—	10.57	(8.61)		7	1.70		2.03		2.30	(e)	139
—	11.71	12.34		60,561	1.45		1.71		0.89		121
—	10.49	11.44		6,814	2.20		2.46		0.12		121
—	10.63	11.48		8,845	2.20		2.46		0.13		121
—	12.24	12.69		21,434	1.05		1.31		0.90		121
—	11.70	12.55		7	1.20		1.46		1.13		121
—	11.64	12.06		28	1.70		1.96		0.67		121
0.01	10.55	22.50	(f)	55,454	1.45		1.98		1.52		133
0.01	9.46	21.58	(f)	8,958	2.20		2.73		0.93		133
0.01	9.59	21.47	(f)	9,520	2.20		2.73		0.92		133
0.01	11.02	22.91	(f)	6,408	1.05		1.58		2.02		133
0.01	10.54	22.71	(f)	6	1.20		1.73		1.88		133
0.02	9.01	(49.64	)(f)	38,194	1.40		1.73		1.80	(g)	108
0.02	8.08	(50.09	)(f)	10,697	2.15		2.48		1.01	(g)	108
0.02	8.17	(50.00	)(f)	10,577	2.15		2.48		1.00	(g)	108
0.02	9.42	(49.45	)(f)	5,499	1.00		1.33		2.46	(g)	108
0.02	9.03	(47.70	)(f)	5	1.15	(d)	1.48	(d)	2.18	(d)(g)	108
0.02	8.99	(47.93	)(f)	5	1.65	(d)	1.98	(d)	1.68	(d)(g)	108

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2013:

CONCENTRATED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
Other	$—	$143,802,365	(a)	$—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$11,688,681	$1,086,171	(a)	$—
Other	3,330,409	104,617,256	(a)	—
Total	$15,019,090	$105,703,427		$—

Derivative Type
Assets(b)
Futures Contracts	$35,144	$—		$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$26,773	$281,269		$—
Other	588,253	58,098,303	(a)	—
Total	$615,026	$58,379,572		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risk below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets
International Small Cap	Equity	Receivable for unrealized gain on futures variation margin	$35,144	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$190,354	$33,725	92
Strategic International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(5,890)	4,629	24

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2013, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.94	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.08	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	GSAMI agreed to waive a portion of its management fee in order to achieve effective net management fee rates shown above for the Concentrated International Equity and International Small Cap Funds, respectively, through at least February 28, 2014. Prior to such date GSAMI may not terminate the arrangements without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended April 30, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Concentrated International Equity	$1,013	$—	$225
International Small Cap	690	—	—
Strategic International Equity	1,228	—	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.064%, 0.034% and 0.164%, respectively. Prior to February 28, 2013, the Other Expense limitations for the Concentrated International Equity and International Small Cap were 0.104% and .064%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2014, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Concentrated International Equity	$40,780	$976	$107,413	$149,169
International Small Cap	9,280	1,450	171,776	182,506
Strategic International Equity	—	926	119,999	120,925

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Concentrated International Equity	$109,101	$24,140	$13,243	$146,484
International Small Cap	97,112	4,503	5,316	106,931
Strategic International Equity	40,579	11,056	5,636	57,271

G.  Line of Credit Facility — As of April 30, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2013, the Funds did not have any borrowings under the facility. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2013, Goldman Sachs earned $3,911 and $524 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Small Cap and Strategic International Equity Funds, respectively.

As of April 30, 2013, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 40% of the total outstanding shares of the International Small Cap Fund.

As of April 30, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 10% and 100% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Concentrated International Equity	$115,303,066	$119,899,525
International Small Cap	73,104,969	44,924,727
Strategic International Equity	31,091,353	31,252,121

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2012, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Capital loss carryforwards:
Expiring 2016(1)	$(112,531,656)	$(16,365,954)	$(27,716,666)
Expiring 2017(1)	(106,107,378)	(19,170,113)	(28,233,535)
Expiring 2019(1)	(9,250,431)	—	—
Perpetual Long-term	(8,348,785)	(1,880,845)	—
Perpetual Short-term	(4,649,458)	(928,198)	(1,231,095)
Total capital loss carryforwards	$(240,887,708)	$(38,345,110)	$(57,181,296)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Tax cost	$136,894,918	$108,659,010	$52,151,687
Gross unrealized gain	11,823,457	16,239,223	8,216,238
Gross unrealized loss	(4,916,010)	(4,175,716)	(1,373,327)
Net unrealized security gain	$6,907,447	$12,063,507	$6,842,911

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

8. OTHER RISKS (continued)

holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk —The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and State law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAMI is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	121,705	$2,009,417	280,427	$4,781,458
Shares converted from Class B(a)	1,729	29,063	6,886	98,309
Reinvestment of distributions	91,194	1,418,987	266,286	3,562,905
Shares redeemed	(498,727)	(8,227,834)	(5,250,409)	(74,406,755)
	(284,099)	(4,770,367)	(4,696,810)	(65,964,083)
Class B Shares
Shares sold	513	8,456	45	8,443
Shares converted to Class A(a)	(1,745)	(29,063)	(6,819)	(98,309)
Reinvestment of distributions	1,140	17,595	1,852	24,589
Shares redeemed	(13,958)	(229,351)	(26,646)	(378,056)
	(14,050)	(232,363)	(31,568)	(443,333)
Class C Shares
Shares sold	76,735	1,184,453	210,571	2,906,921
Reinvestment of distributions	23,511	343,499	29,969	378,213
Shares redeemed	(107,927)	(1,658,968)	(428,367)	(5,773,005)
	(7,681)	(131,016)	(187,827)	(2,487,871)
Institutional Shares
Shares sold	401,563	6,758,471	2,774,476	40,001,836
Reinvestment of distributions	132,560	2,095,772	68,565	933,857
Shares redeemed	(299,781)	(4,972,861)	(821,895)	(11,960,654)
	234,342	3,881,382	2,021,146	28,975,039
Service Shares
Shares sold	494	7,740	1,250	19,247
Reinvestment of distributions	79	1,230	119	1,605
Shares redeemed	(988)	(15,878)	(2,541)	(37,739)
	(415)	(6,908)	(1,172)	(16,887)
Class IR Shares
Shares sold	21,347	332,171	3,549	53,277
Reinvestment of distributions	788	12,406	94	1,281
Shares redeemed	(1,108)	(18,827)	(1,943)	(29,468)
	21,027	325,750	1,700	25,090
NET DECREASE	(50,876)	$(933,522)	(2,894,531)	$(39,912,045)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	97,628	$1,584,654	217,077	$2,973,403
Shares converted from Class B(a)	586	9,365	1,585	23,206
Reinvestment of distributions	5,193	78,988	27,182	350,377
Shares redeemed	(156,737)	(2,519,207)	(1,154,032)	(15,962,896)
	(53,330)	(846,200)	(908,188)	(12,615,910)
Class B Shares
Shares sold	280	4,544	3,815	53,981
Shares converted to Class A(a)	(595)	(9,365)	(1,612)	(23,206)
Reinvestment of distributions	82	1,223	310	3,950
Shares redeemed	(3,894)	(62,134)	(17,470)	(238,438)
	(4,127)	(65,732)	(14,957)	(203,713)
Class C Shares
Shares sold	6,917	108,777	13,811	194,428
Reinvestment of distributions	300	4,425	1,140	14,270
Shares redeemed	(11,261)	(173,966)	(53,055)	(726,048)
	(4,044)	(60,764)	(38,104)	(517,350)
Institutional Shares
Shares sold	2,277,090	38,499,760	2,235,787	33,194,239
Reinvestment of distributions	64,742	1,009,327	55,817	740,136
Shares redeemed	(453,801)	(7,226,356)	(460,974)	(6,619,666)
	1,888,031	32,282,731	1,830,630	27,314,709
Service Shares
Shares sold	375	6,040	334	5,106
Reinvestment of distributions	601	9,020	1,146	14,641
Shares redeemed	—	—	(167)	(2,111)
	976	15,060	1,313	17,636
Class IR Shares
Shares sold	28,823	481,753	23,705	349,341
Reinvestment of distributions	338	5,266	178	2,360
Shares redeemed	(2,733)	(44,131)	(2,423)	(36,402)
	26,428	442,888	21,460	315,299
NET INCREASE	1,853,934	$31,767,983	892,154	$14,310,671

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	91,061	$1,056,387	672,334	$6,889,405
Shares converted from Class B(a)	26,039	307,261	61,941	641,950
Reinvestment of distributions	32,705	366,299	139,238	1,338,080
Shares redeemed	(297,114)	(3,457,158)	(2,840,387)	(29,018,009)
	(147,309)	(1,727,211)	(1,966,874)	(20,148,574)
Class B Shares
Shares sold	6,649	70,576	6,714	60,372
Shares converted to Class A(a)	(29,087)	(307,261)	(69,077)	(641,950)
Reinvestment of distributions	4,050	40,625	15,121	130,647
Shares redeemed	(49,484)	(512,562)	(85,274)	(791,750)
	(67,872)	(708,622)	(132,516)	(1,242,681)
Class C Shares
Shares sold	57,437	605,730	42,011	395,250
Reinvestment of distributions	6,074	61,707	19,438	170,082
Shares redeemed	(110,087)	(1,167,633)	(236,655)	(2,243,131)
	(46,576)	(500,196)	(175,206)	(1,677,799)
Institutional Shares
Shares sold	298,574	3,641,971	1,623,162	17,291,342
Reinvestment of distributions	46,618	543,561	23,808	238,560
Shares redeemed	(157,562)	(1,914,196)	(178,534)	(1,972,971)
	187,630	2,271,336	1,468,436	15,556,931
Class IR Shares
Shares sold	1,327	14,860	2,581	28,539
Reinvestment of distributions	173	1,935	227	2,189
Shares redeemed	(2,091)	(24,416)	(925)	(9,092)
	(591)	(7,621)	1,883	21,636
Class R Shares
Shares sold	5	75	—	—
Reinvestment of distributions	11	121	15	142
Shares redeemed	(6)	(77)	—	—
	10	119	15	142
NET DECREASE	(74,708)	$(672,195)	(804,262)	$(7,490,345)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*
Class A
Actual	$1,000	$1,154.40		$7.85	$1,000	$1,158.10		$8.40	$1,000	$1,148.80		$7.73
Hypothetical 5% return	1,000	1,017.5	+	7.35	1,000	1,017.01	+	7.85	1,000	1,017.60	+	7.25
Class B
Actual	1,000	1,149.70		11.83	1,000	1,153.20		12.39	1,000	1,144.50		11.70
Hypothetical 5% return	1,000	1,013.79	+	11.08	1,000	1,013.29	+	11.58	1,000	1,013.88	+	10.99
Class C
Actual	1,000	1,150.20		11.84	1,000	1,153.10		12.39	1,000	1,144.20		11.70
Hypothetical 5% return	1,000	1,013.79	+	11.08	1,000	1,013.29	+	11.58	1,000	1,013.88	+	10.99
Institutional
Actual	1,000	1,156.60		5.72	1,000	1,160.50		6.27	1,000	1,150.80		5.60
Hypothetical 5% return	1,000	1,019.49	+	5.36	1,000	1,018.99	+	5.86	1,000	1,019.59	+	5.26
Service
Actual	1,000	1,153.80		8.38	1,000	1,157.10		8.93	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.01	+	7.85	1,000	1,016.51	+	8.35	N/A	N/A		N/A
Class IR
Actual	1,000	1,156.00		6.47	1,000	1,159.40		7.01	1,000	1,149.50		6.40
Hypothetical 5% return	1,000	1,018.79	+	6.06	1,000	1,018.30	+	6.56	1,000	1,018.84	+	6.01
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,146.70		9.05
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.36	+	8.50

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	1.47%	2.22%	2.22%	1.07%	1.57%	1.21%	N/A
International Small Cap	1.57	2.32	2.32	1.17	1.67	1.31	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights4

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.

[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 102366.MF.MED.TMPL/6/2013/EQINTSAR13/11.6K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 20, 2013

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 20, 2013